[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-OPT1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $729,489,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-OPT1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         OPTION ONE MORTGAGE CORPORATION
                             ORIGINATOR AND SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               SEPTEMBER 27, 2004

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-OPT1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance           $101,355,592
Aggregate Original Principal Balance              $101,853,807
Number of Mortgage Loans                                   648

                                      MINIMUM     MAXIMUM        AVERAGE (1)
                                      -------     -------        -----------
Original Principal Balance            $50,000     $770,000        $157,182
Outstanding Principal Balance         $48,145     $766,738        $156,413

                                      MINIMUM     MAXIMUM     WEIGHTED AVERAGE (2)
                                      -------     -------     --------------------
Original Term (mos)                       120         360               353
Stated remaining Term (mos)               114         356               348
Loan Age (mos)                              4           7                 5
Current Interest Rate                   4.800%     12.000%            7.169%
Initial Interest Rate Cap(4)            1.000%      3.000%            2.980%
Periodic Rate Cap(4)                    1.000%      1.500%            1.006%
Gross Margin(4)                         3.000%      8.850%            5.233%
Maximum Mortgage Rate(4)               10.800%     17.050%           13.165%
Minimum Mortgage Rate(4)                4.800%     11.050%            7.142%
Months to Roll(4)                          17          32                20
Original Loan-to-Value                  14.12%     100.00%            63.77%
Credit Score (3)                          500         776               576

                                      EARLIEST     LATEST
                                      --------     ------
Maturity Date                         03/01/14    05/01/34

                                       PERCENT OF
LIEN POSITION                         MORTGAGE POOL
1st Lien                                  96.57%
2nd Lien                                   3.43

OCCUPANCY
Primary                                   92.63%
Second Home                                2.77
Investment                                 4.60

LOAN TYPE
Fixed Rate                                32.87%
ARM                                       67.13

AMORTIZATION TYPE
Fully Amortizing                         100.00%

                                       PERCENT OF
YEAR OF ORIGINATION                   MORTGAGE POOL
2004                                     100.00%

LOAN PURPOSE
Purchase                                   8.48%
Refinance - Rate/Term                      8.09
Refinance - Cashout                       83.44

PROPERTY TYPE
Single Family Detached                    68.92%
Single Family Attached                     2.91
Condominium - Low Rise                     5.44
Condominium - High Rise                    0.69
2-4 Family                                14.14
PUD Attached                               0.43
PUD Detached                               4.62
Manufactured Housing                       2.86

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

MORTGAGE RATES

                                     AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                                     PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
RANGE OF              NUMBER OF       BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL
MORTGAGE RATES      MORTGAGE LOANS  OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV      DOC
5.500% or less            19        $  4,050,885     4.00%       5.264%      611     $   213,204      54.94%   67.28%
5.501% to 6.000%          75          13,710,655    13.53        5.818       611         182,809      56.69    50.21
6.001% to 6.500%          90          15,328,124    15.12        6.318       591         170,312      59.85    63.90
6.501% to 7.000%         116          20,549,967    20.28        6.830       575         177,155      63.24    47.23
7.001% to 7.500%          93          14,123,106    13.93        7.279       560         151,861      66.16    39.81
7.501% to 8.000%          80          14,061,532    13.87        7.759       560         175,769      65.54    24.72
8.001% to 8.500%          51           7,445,180     7.35        8.307       557         145,984      71.27    36.55
8.501% to 9.000%          43           5,352,511     5.28        8.758       541         124,477      70.82    47.13
9.001% to 9.500%          20           2,216,501     2.19        9.326       559         110,825      63.34    54.13
9.501% to 10.000%         25           2,036,343     2.01        9.788       579          81,454      66.92    63.77
10.001% to 10.500%         6             533,169     0.53       10.361       564          88,861      79.59    76.35
10.501% to 11.000%        18           1,141,368     1.13       10.813       596          63,409      83.16    68.35
11.001% to 11.500%         8             540,407     0.53       11.260       542          67,551      82.83    74.92
11.501% to 12.000%         4             265,845     0.26       11.866       569          66,461      84.06    35.65
TOTAL:                   648        $101,355,592   100.00%       7.169%      576     $   156,413      63.77%   47.00%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.800% per annum to 12.000% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.169% per annum.

REMAINING MONTHS TO STATED MATURITY

                                     AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
RANGE OF                             PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
REMAINING TERMS       NUMBER OF       BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL
(MONTHS)            MORTGAGE LOANS  OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV      DOC
109 to 120                 2        $     96,506     0.10%       6.246%       746    $    48,253    52.89%     50.11%
169 to 180                22           2,012,347     1.99        7.129        597         91,470    52.99      55.87
229 to 240                24           2,690,946     2.65        7.173        602        112,123    55.67      56.77
349 to 360               600          96,555,793    95.26        7.171        575        160,926    64.23      46.54
TOTAL:                   648        $101,355,592   100.00%       7.169%       576    $   156,413    63.77%     47.00%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 114 months to 356 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 348 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                              AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                                              PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE     NUMBER OF       BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL
LOAN PRINCIPAL BALANCES      MORTGAGE LOANS   OUTSTANDING     POOL        COUPON     SCORE    OUTSTANDING      LTV      DOC
$50,000 or less                          33  $  1,638,198        1.62%      8.209%      585   $    49,642      49.74%   69.72%
$50,001 to $100,000                     201    14,840,322       14.64       8.073       586        73,832      61.61    68.50
$100,001 to $150,000                    142    17,728,283       17.49       7.176       576       124,847      58.94    56.93
$150,001 to $200,000                    118    20,530,372       20.26       6.958       582       173,986      60.23    57.98
$200,001 to $250,000                     63    14,088,326       13.90       6.932       569       223,624      64.54    38.16
$250,001 to $300,000                     36     9,863,912        9.73       6.984       572       273,998      64.91    22.27
$300,001 to $350,000                     18     5,969,801        5.89       6.856       569       331,656      78.83    33.46
$350,001 to $400,000                     18     6,868,606        6.78       6.899       558       381,589      71.12    27.61
$400,001 to $450,000                      8     3,442,297        3.40       7.204       595       430,287      67.97    12.60
$450,001 to $500,000                      5     2,423,220        2.39       6.703       567       484,644      70.60    39.76
$500,001 to $550,000                      1       512,711        0.51       7.100       548       512,711      66.03     0.00
$550,001 to $600,000                      1       591,812        0.58       7.600       512       591,812      88.00     0.00
$600,001 to $650,000                      1       640,644        0.63       6.650       583       640,644      75.00     0.00
$700,001 to $750,000                      2     1,450,351        1.43       6.703       638       725,176      67.43    48.48
$750,001 to $800,000                      1       766,738        0.76       6.890       529       766,738      53.66   100.00
TOTAL:                                  648  $101,355,592      100.00%      7.169%      576   $   156,413      63.77%   47.00%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $48,145 to approximately $766,738 and the average outstanding principal balance of the Mortgage Loans was approximately $156,413.

PRODUCT TYPES

                                              AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                                              PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                               NUMBER OF       BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL
PRODUCT TYPES                MORTGAGE LOANS   OUTSTANDING     POOL        COUPON     SCORE    OUTSTANDING      LTV      DOC
10 Year Fixed Loans                 2        $     96,506     0.10%      6.246%        746    $    48,253     52.89%    50.11%
15 Year Fixed Loans                21           1,940,194     1.91       7.114         599         92,390     52.40     57.95
20 Year Fixed Loans                24           2,690,946     2.65       7.173         602        112,123     55.67     56.77
30 Year Fixed Loans               218          28,591,470    28.21       7.243         606        131,154     58.26     63.19
2/28 LIBOR Loans                  359          64,230,115    63.37       7.142         561        178,914     67.04     40.25
3/27 LIBOR Loans                   24           3,806,361     3.76       7.125         577        158,598     61.77     26.63
TOTAL:                            648        $101,355,592   100.00%      7.169%        576    $   156,413     63.77%    47.00%

ADJUSTMENT TYPE

                                              AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                                              PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                               NUMBER OF       BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL
ADJUSTMENT TYPE              MORTGAGE LOANS   OUTSTANDING     POOL        COUPON     SCORE    OUTSTANDING      LTV      DOC
ARM                               383        $ 68,036,475    67.13%       7.141%       562    $   177,641    66.75%     39.49%
Fixed Rate                        265          33,319,117    32.87        7.227        606        125,733    57.69      62.33
TOTAL:                            648        $101,355,592   100.00%       7.169%       576    $   156,413    63.77%     47.00%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                              AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                                              PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                               NUMBER OF       BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL
GEOGRAPHIC DISTRIBUTION      MORTGAGE LOANS   OUTSTANDING     POOL        COUPON     SCORE    OUTSTANDING      LTV      DOC
Alabama                             2        $    106,615      0.11%      7.539%      559     $    53,308     54.12%    46.72%
Arizona                             6             601,872      0.59       7.547       609         100,312     68.25     63.25
Arkansas                            1              48,361      0.05       6.500       716          48,361     58.14    100.00
California                        141          25,429,408     25.09       7.128       574         180,350     63.67     48.12
Colorado                            9           1,160,286      1.14       7.093       577         128,921     67.17     57.89
Connecticut                        10           1,976,348      1.95       7.264       558         197,635     59.20     15.59
Delaware                            1              56,485      0.06       7.600       558          56,485     18.10    100.00
Florida                            45           5,149,519      5.08       7.473       570         114,434     68.67     42.70
Georgia                            11           1,167,808      1.15       9.003       570         106,164     74.23     42.47
Hawaii                              2             807,661      0.80       6.681       592         403,831     69.20     20.68
Illinois                           13           1,789,696      1.77       7.530       590         137,669     66.02     41.46
Indiana                             3             316,412      0.31       7.526       516         105,471     69.13     35.76
Kansas                              1              79,668      0.08       7.000       520          79,668     56.34    100.00
Kentucky                            2             206,215      0.20       7.587       615         103,107     77.86    100.00
Louisiana                           5             430,165      0.42       7.573       571          86,033     61.71    100.00
Maine                              10             885,537      0.87       6.924       607          88,554     59.27     37.88
Maryland                            5             748,630      0.74       6.825       555         149,726     57.68     56.81
Massachusetts                      65          12,594,530     12.43       6.744       592         193,762     60.25     39.76
Michigan                           23           2,462,140      2.43       8.125       551         107,050     69.95     64.10
Minnesota                           7           1,136,333      1.12       7.297       560         162,333     64.06     50.86
Missouri                            9             738,813      0.73       8.092       574          82,090     67.42     51.12
Nebraska                            1              68,580      0.07       7.750       616          68,580     85.00    100.00
Nevada                              3             353,256      0.35       6.611       598         117,752     67.06     50.54
New Hampshire                       7             688,550      0.68       6.653       587          98,364   55.96       69.88
New Jersey                         35           5,767,236      5.69       6.865       580         164,778   62.09       42.26
New York                          106          23,032,833     22.72       6.954       577         217,291   61.33       41.36
North Carolina                      6             485,905      0.48       9.052       543          80,984   84.09      100.00
Ohio                                5             496,216      0.49       7.652       562          99,243   71.03       75.93
Oregon                              5             516,229      0.51       7.438       599         103,246   68.92       74.56
Pennsylvania                       14           1,318,883      1.30       7.033       572          94,206   65.79       75.80
Rhode Island                       19           2,213,262      2.18       7.360       575         116,487   60.38       50.61
South Carolina                      4             211,644      0.21       7.907       577          52,911   58.01       71.62
Tennessee                           4             297,406      0.29       7.996       562          74,352   82.17       42.83
Texas                              33           3,609,502      3.56       7.952       560         109,379   67.84       42.28
Utah                                2             207,164      0.20       7.202       594         103,582   56.99      100.00
Vermont                             5             599,099      0.59       7.001       592         119,820   53.16       30.49
Virginia                           16           1,956,250      1.93       7.196       569         122,266   70.54       75.88
Washington                          9           1,363,914      1.35       8.098       568         151,546   83.63      100.00
West Virginia                       1              50,102      0.05       9.200       546          50,102   53.62      100.00
Wisconsin                           2             227,057      0.22       7.700       582         113,528   67.32        0.00
TOTAL:                            648        $101,355,592    100.00%      7.169%      576     $   156,413   63.77%      47.00%

(1) No more than approximately 1.06% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                              AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                                              PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
RANGE OF ORIGINAL LOAN-TO-     NUMBER OF       BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL
 VALUE RATIOS                MORTGAGE LOANS   OUTSTANDING     POOL        COUPON     SCORE    OUTSTANDING      LTV      DOC
50.00% or less                    162        $ 19,636,662       19.37%      6.835%    589     $   121,214      41.83%   60.52%
50.01% to 55.00%                   86          14,096,439       13.91       6.803     589         163,912      52.99    59.28
55.01% to 60.00%                  143          20,794,916       20.52       6.845     586         145,419      57.86    50.58
60.01% to 65.00%                   16           3,700,506        3.65       7.600     536         231,282      63.34    31.63
65.01% to 70.00%                   26           4,508,677        4.45       7.815     557         173,411      68.37     9.32
70.01% to 75.00%                   34           8,601,126        8.49       7.203     555         252,974      74.44    31.18
75.01% to 80.00%                   90          16,616,044       16.39       7.539     563         184,623      79.49    21.63
80.01% to 85.00%                   32           4,736,117        4.67       7.330     603         148,004      84.47    62.28
85.01% to 90.00%                   40           7,032,319        6.94       7.575     550         175,808      89.27    66.54
90.01% to 95.00%                    3             524,595        0.52       7.103     591         174,865      95.00   100.00
95.01% to 100.00%                  16           1,108,192        1.09      10.731     635          69,262      99.86    77.64
TOTAL:                            648        $101,355,592      100.00%      7.169%    576     $   156,413      63.77%   47.00%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 14.12% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 1.42% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 81.16%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 24.44%.

LOAN PURPOSE

                                              AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                                              PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                               NUMBER OF       BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL
LOAN PURPOSE                 MORTGAGE LOANS   OUTSTANDING     POOL        COUPON     SCORE    OUTSTANDING      LTV      DOC
Refinance - Cashout               527        $ 84,569,453     83.44%      7.130%       575    $   160,473    62.24%     46.41%
Purchase                           66           8,591,199      8.48       7.484        597        130,170    75.10      48.02
Refinance - Rate Term              55           8,194,940      8.09       7.243        572        148,999    67.74      52.03
TOTAL:                            648        $101,355,592    100.00%      7.169%       576    $   156,413    63.77%     47.00%

PROPERTY TYPE

                                              AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                                              PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                               NUMBER OF       BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL
PROPERTY TYPE                MORTGAGE LOANS   OUTSTANDING     POOL        COUPON     SCORE    OUTSTANDING      LTV      DOC
Single Family Detached             453       $ 69,855,039    68.92%       7.123%      573     $   154,205    62.37%     46.66%
Two-to-Four Family                  71         14,328,413    14.14        6.997       600         201,809    63.40      42.08
Condominium - Low Rise              39          5,515,506     5.44        7.623       569         141,423    68.37      40.22
PUD Detached                        28          4,677,831     4.62        7.483       558         167,065    70.69      45.31
Single Family Attached              21          2,945,154     2.91        7.339       565         140,245    65.08      49.91
Manufactured Housing                30          2,901,051     2.86        7.670       605          96,702    80.77      97.93
Condominium - High Rise              3            699,478     0.69        7.025       570         233,159    39.89      35.93
PUD Attached                         3            433,121     0.43        6.852       579         144,374    83.93      25.78
TOTAL:                             648       $101,355,592   100.00%       7.169%      576     $   156,413    63.77%     47.00%

DOCUMENTATION

                                              AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                                              PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                               NUMBER OF       BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL
DOCUMENTATION                MORTGAGE LOANS   OUTSTANDING     POOL        COUPON     SCORE    OUTSTANDING      LTV      DOC
Stated Documentation               278       $ 52,035,047    51.34%      7.219%        579    $   187,176    65.56%      0.00%
Full Documentation                 359         47,637,512    47.00       7.084         574        132,695    61.59     100.00
Lite Documentation                  10          1,616,871     1.60       8.083         546        161,687    71.75       0.00
No Documentation                     1             66,162     0.07       6.900         668         66,162    35.00       0.00
TOTAL:                             648       $101,355,592   100.00%      7.169%        576    $   156,413    63.77%     47.00%

OCCUPANCY

                                              AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                                              PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                               NUMBER OF       BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL
OCCUPANCY                    MORTGAGE LOANS   OUTSTANDING     POOL        COUPON     SCORE    OUTSTANDING      LTV      DOC
Primary                            605       $ 93,888,735     92.63%     7.156%       574     $   155,188    63.70%     48.80%
Investment                          28          4,657,666      4.60      7.395        619         166,345    58.85      27.01
Second Home                         15          2,809,191      2.77      7.244        589         187,279    74.26      19.86
TOTAL:                             648       $101,355,592    100.00%     7.169%       576     $   156,413    63.77%     47.00%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                              AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                                              PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
MORTGAGE LOANS AGE             NUMBER OF       BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
(MONTHS)                     MORTGAGE LOANS   OUTSTANDING     POOL        COUPON     SCORE    OUTSTANDING      LTV       DOC
4                                  79        $ 10,400,546     10.26%     6.986%       562     $   131,652    63.24%     84.95%
5                                 476          76,325,341     75.30      7.127        575         160,347    64.01      48.03
6                                  84          13,332,419     13.15      7.408        595         158,719    62.56      12.93
7                                   9           1,297,286      1.28      8.642        557         144,143    66.56      32.36
TOTAL:                            648        $101,355,592    100.00%     7.169%       576     $   156,413    63.77%     47.00%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                              AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                                              PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
ORIGINAL PREPAYMENT PENALTY    NUMBER OF       BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL
TERM                         MORTGAGE LOANS   OUTSTANDING     POOL        COUPON     SCORE    OUTSTANDING      LTV      DOC
None                               188       $ 30,337,698     29.93%       7.306%     572     $   161,371     64.79%    39.57%
12 Months                           65         10,746,192     10.60        6.929      597         165,326     56.40     53.55
24 Months                          230         38,898,681     38.38        7.150      562         169,125     67.80     41.98
36 Months                          165         21,373,021     21.09        7.130      598         129,533     58.70     63.38
TOTAL:                             648       $101,355,592    100.00%       7.169%     576     $   156,413     63.77%    47.00%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                 NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
RANGE OF CREDIT SCORES        MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
Not Available                              4  $    315,898        0.31%    9.174%        0  $    78,974     51.00%   47.84%
500 to 500                                 2       199,452        0.20     9.726       500       99,726     61.74    25.03
501 to 525                                96    16,679,627       16.46     7.803       512      173,746     70.12    54.55
526 to 550                               109    17,827,366       17.59     7.437       538      163,554     62.26    47.95
551 to 575                               123    20,056,841       19.79     7.233       563      163,064     63.80    33.75
576 to 600                               113    16,938,126       16.71     6.810       588      149,895     61.69    50.27
601 to 625                                89    13,577,104       13.40     6.904       613      152,552     68.66    56.61
626 to 650                                51     7,771,725        7.67     6.645       637      152,387     58.28    52.83
651 to 675                                33     4,162,927        4.11     6.769       661      126,149     56.88    40.08
676 to 700                                13     1,554,505        1.53     6.402       684      119,577     52.34    46.90
701 to 725                                 9     1,021,620        1.01     6.447       710      113,513     49.00    13.50
726 to 750                                 2       321,564        0.32     7.527       730      160,782     53.99     0.00
751 to 775                                 3       880,691        0.87     6.601       758      293,564     65.87    20.33
776 to 776                                 1        48,145        0.05     5.990       776       48,145     47.62     0.00
TOTAL:                                   648  $101,355,592      100.00%    7.169%      576  $   156,413     63.77%   47.00%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 776 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 576.

CREDIT GRADE

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                 NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
CREDIT GRADE                  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
AA+                                       20  $  3,088,139        3.05%    6.718%      691  $   154,407     56.53%   52.13%
AA                                       286    44,059,602       43.47     6.817       589      154,055     63.27    45.66
A                                        127    21,353,827       21.07     7.144       553      168,140     65.95    50.39
B                                        104    16,994,229       16.77     7.635       544      163,406     63.55    38.33
C                                         33     4,739,913        4.68     8.339       540      143,634     56.65    45.48
CC                                        12     1,596,925        1.58     9.246       553      133,077     52.28    96.26
NG                                        66     9,522,958        9.40     7.236       609      144,287     69.41    51.92
TOTAL:                                   648  $101,355,592      100.00%    7.169%      576  $   156,413     63.77%   47.00%

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                 NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
RANGE OF GROSS MARGINS        MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
2.501% to 3.000%                           2  $    288,144        0.42%    4.878%      643  $   144,072     43.82%    0.00%
3.001% to 3.500%                          14     2,610,602        3.84     5.614       649      186,472     52.94    55.84
3.501% to 4.000%                          25     4,607,036        6.77     5.827       605      184,281     51.39    43.38
4.001% to 4.500%                          43     7,723,674       11.35     6.400       585      179,620     63.95    33.60
4.501% to 5.000%                          76    14,059,942       20.67     6.660       560      184,999     67.65    45.68
5.001% to 5.500%                          75    14,063,230       20.67     7.148       560      187,510     68.19    31.11
5.501% to 6.000%                          65    11,586,496       17.03     7.620       538      178,254     71.79    33.50
6.001% to 6.500%                          39     6,593,475        9.69     8.196       542      169,063     71.02    37.74
6.501% to 7.000%                          19     3,720,799        5.47     8.326       535      195,832     70.94    47.19
7.001% to 7.500%                          11     1,181,930        1.74     8.754       527      107,448     68.94    58.48
7.501% to 8.000%                           9     1,092,503        1.61     9.692       529      121,389     65.29    83.69
8.001% to 8.500%                           3       364,123        0.54     9.730       571      121,374     61.58    39.73
8.501% to 9.000%                           2       144,522        0.21    10.758       510       72,261     71.96   100.00
TOTAL:                                   383  $ 68,036,475      100.00%    7.141%      562  $   177,641     66.75%   39.49%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.000% per annum to 8.850% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.233% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF MAXIMUM                 NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
 MORTGAGE RATES               MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
11.000% or less                            2  $    583,767        0.86%    4.830%      596  $   291,884     64.09%   59.15%
11.001% to 11.500%                        14     2,855,851        4.20     5.328       607      203,989     54.04    61.95
11.501% to 12.000%                        38     7,635,825       11.22     5.817       595      200,943     61.15    40.37
12.001% to 12.500%                        53    10,095,631       14.84     6.315       574      190,484     65.26    52.41
12.501% to 13.000%                        69    12,441,066       18.29     6.835       567      180,305     66.58    43.44
13.001% to 13.500%                        66    10,882,049       15.99     7.304       553      164,880     70.34    33.55
13.501% to 14.000%                        53    10,315,773       15.16     7.756       540      194,637     66.56    23.27
14.001% to 14.500%                        36     5,741,847        8.44     8.283       553      159,496     74.73    33.11
14.501% to 15.000%                        27     4,046,877        5.95     8.701       532      149,884     72.76    34.84
15.001% to 15.500%                         9     1,773,553        2.61     9.002       528      197,061     63.00    24.86
15.501% to 16.000%                         7     1,023,648        1.50     9.488       546      146,235     63.93    63.62
16.001% to 16.500%                         4       298,681        0.44    10.282       517       74,670     78.60    77.82
16.501% to 17.000%                         4       281,717        0.41    10.348       547       70,429     49.22    81.52
17.001% to 17.500%                         1        60,192        0.09    11.050       508       60,192     90.00   100.00
TOTAL:                                   383  $ 68,036,475      100.00%    7.141%      562  $   177,641     66.75%   39.49%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.800% per annum to 17.050% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.165% per annum.

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                 NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
NEXT ADJUSTMENT DATE          MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
February 2006                              6  $ 1,026,671         1.51%    8.416%      546  $   171,112     63.72%   14.53%
March 2006                                58    9,110,513        13.39     7.612       578      157,078     62.72     5.43
April 2006                               260   48,201,797        70.85     7.110       559      185,392     67.93    42.16
May 2006                                  35    5,891,134         8.66     6.449       552      168,318     67.00    83.02
March 2007                                 6    1,128,844         1.66     7.459       570      188,141     75.09     0.00
April 2007                                17    2,587,732         3.80     6.928       582      152,220     54.98    35.71
May 2007                                   1       89,784         0.13     8.600       506       89,784     90.00   100.00
TOTAL:                                   383  $68,036,475       100.00%    7.141%      562  $   177,641     66.75%   39.49%